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Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 (File Nos. 2-98306, 33-13066, 33-64563, 33-64677,
333-24609, 333-25077, 333-37953 and 333-40814) of Commonwealth Telephone
Enterprises, Inc. of our report dated June 27, 2001 relating to the financial statements of the Common-Wealth Builder for the year ended December 29, 2000, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
June 27, 2001